As filed with the Securities and Exchange Commission on November 12, 2003.

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 12, 2003 (November 10, 2003)

MEDAREX, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-19312	22-2822175
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 State Road, Princeton, N.J. 08540-1437

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (609) 430-2880

Not Applicable

(Former name or former address, if changed since last report)

MEDAREX, INC.

TABLE OF CONTENTS

FOR

CURRENT REPORT ON FORM 8-K

Item 7.	Financial Statements and Exhibits.	3

Item 12.	Disclosure of Results of Operations and Financial Condition	3

Signature		4

Item 7.	Financial Statements and Exhibits.

(c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number
99.1	Press Release issued November 10, 2003

Item 12.	“Disclosure of Results of Operations and Financial Condition.”

The following information is furnished pursuant to “Item 12. Disclosure of Results of Operations and Financial Condition.”

On November 10, 2003, Medarex, Inc. issued a press release to report the company’s financial results for the quarter ended September 30, 2003. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1. No additional information is included in this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K shall not be deemed “filed” for purposes of, nor shall it be deemed incorporated by reference in, any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAREX, INC. Registrant

Date: November 12, 2003	By:	/s/ Donald L. Drakeman

Donald L. Drakeman President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description	Page Number
99.1	Press Release issued November 10, 2003